UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2016
   _____________________
(Exact name of registrant as specified in its charter)
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DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
The Description of Capital Stock of Air Transport Services Group, Inc. set forth in Exhibit 99.1 is being filed for the purpose of providing an updated description of the capital stock of Air Transport Services Group, Inc. (the “Company”). The Description of Capital Stock set forth in Exhibit 99.1 is incorporated herein by reference, modifies and supersedes any prior description of the capital stock of the Company in any registration statement or report filed by the Company with the Securities and Exchange Commission (the “Commission”) and will be available for incorporation by reference into certain of the Company’s filings with the Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and forms promulgated thereunder.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
99.1	Description of Capital Stock of Air Transport Services Group, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Sr. Vice President
Corporate General Counsel & Secretary

Date:	February 23, 2016